SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement     [ ] Confidential, for Use of the
                                                   Commission only (as permitted
                                                   by Rule 14c-5(d)(2)

[X] Definitive Information Statement

                      Internet Stock Market Resources, Inc.
                      -------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)1(ii), or 14c-5(g)

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement:

         (3) Filing Party:

         (4) Date Filed:

                      Internet Stock Market Resources, Inc.
                               405 Central Avenue
                            St. Petersburg, FL 33701
                                  June 7, 2000

                              INFORMATION STATEMENT

         This Information Statement is being mailed to the stockholders of Internet Stock Market Resources, Inc. (the "Company") commencing on or about June 7, 2000, in connection with the previous approval by the Board of Directors ("Board") of the Company of the corporate actions referred to below and their subsequent adoption by the holders of a majority of the outstanding shares of common stock of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                  ACTIONS TAKEN

         The Company, as authorized by the necessary approvals of the Board and the Company's majority stockholders, has approved the adoption of an amendment, in the form of Exhibit A hereto (the "Amendment"), to the Company's Certificate of Incorporation, as amended, to change the name of the Company to VentureNet, Inc. The Amendment was adopted to better identify the Company's business. The majority stockholders' consent with respect to the Amendment took effect on June 7, 2000. A complete summary of this matter is set forth herein.

                              NO DISSENTERS' RIGHTS

         The corporate actions described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

                                  THE AMENDMENT

Purpose of the Amendment

         The Company has adopted the Amendment to better identify the core business of the Company as focused on Internet ventures. The amendment was approved by unanimous consent of the Board of Directors of the Company. The Company has taken all action required under Delaware law to approve the Amendment; however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit such filing until the expiration of 20 calendar days from the date hereof. Upon the expiration of such 20-day period, the Company will file the Amendment with the Delaware Secretary of State.

Stockholder Approval Previously Obtained

         The Company has approximately 1,381,333 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent dated June 6, 2000, the holders of a majority of the outstanding shares of common stock approved the adoption and implementation of the Amendment, such consent to take effect 20 days following the mailing of this Information Statement or on such other date as may be specified by the Board. Such action is sufficient to satisfy the applicable requirements of Delaware law that such actions be approved by stockholders. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of June 7, 2000, the beneficial ownership of the Company's Common Stock (i) by the only persons who are known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each director of the Company; and (iii) by all directors and officers as a group. Percentage ownership assumes all vested options are fully exercised.

Name and Address of               Shares of Common          Options              Total            Percentage
Beneficial Owner                  Stock Owned                                                      Ownership
---------------------------------------------------------------------------------------------------------------
A.N. Kyriakides                   222,223                      0                222,223              16.09%
405 Central Ave.-Lobby
St. Petersburg, FL 33701

Budd Morris                        27,778                      0                 27,778               2.01%
405 Central Ave.-Lobby
St. Petersburg, FL 33701

Caroline Latta                     27,778                      0                 27,778               2.01%
405 Central Ave.-Lobby
St. Petersburg, FL 33701

All Officer and Directors
as a Group                        277,779                      0                277,779              20.11%
                                  -----------------------------------------------------------------------------

(1)  Figure includes shares owned by a spouse.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the table.

                              CERTAIN TRANSACTIONS

         There are no direct or indirect interests in the transactions discussed in this Information Statement by each person who was a director or officer of the Company at any time since the beginning of the Company's last fiscal year.

                       MATERIAL INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference: The Company's annual report on Form 10-K for the fiscal year ended December 31, 1999; and the Company's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2000.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

THIS INFORMATION STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN CERTAIN EXHIBITS TO DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON TO WHOM A COPY OF THIS INFORMATION STATEMENT HAS BEEN DELIVERED UPON WRITTEN OR ORAL REQUEST, IN THE CASE OF COMPANY DOCUMENTS, TO:

                  A.N. Kyriakides
                  405 Central Avenue
                  St. Petersburg, FL 33701

                  Telephone: (727) 896-9696.


                                              By order of the Board of Directors

                                              /s/ A.N. Kyriakides, Chairman

June 6, 2000


                                  EXHIBIT INDEX

Exhibit A     Form of Amendment to the Articles of Incorporation of Internet
Stock Market Resources, Inc.

                                    EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      INTERNET STOCK MARKET RESOURCES, INC.

         Internet Stock Market Resources, Inc., a Delaware corporation, hereby amends its Certificate of Incorporation as follows:

         Article I of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and amended to read as follows:

                                   ARTICLE I.

            The name of the Corporation shall be VentureNet.com, Inc.

         The foregoing Amendment was adopted on June 7, 2000, by the duly authorized vote of the Board of Directors and approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock.

         Except as amended hereby, the rest and remainder of the Corporation's Certificate of Incorporation shall be and remain in full force and effect.

         Dated this 7 day of June, 2000


                                           INTERNET STOCK MARKET RESOURCES, INC.


                                           By:  /S/ BUDD MORRIS
                                              --------------------------------
                                                Budd Morris, President

ATTEST:


 /S/ A.N. KYRIAKIDES
--------------------------------
Secretary
A.N. Kyriakides